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PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- EQUITY AND FIXED INCOME PORTFOLIOS SUPPLEMENT DATED NOVEMBER 27, 2002 TO PROSPECTUS DATED APRIL 1, 2002

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The following replaces the fifth paragraph under "Portfolio Management" on page
53 of the Prospectus:

The management team leaders for the International Growth Portfolio are Richard Rothwell and Diane Jones, both Vice Presidents of Northern Trust. They have had such responsibility since November 2002. Mr. Rothwell joined Northern Trust in July 2002. From 1997 to 2002, he was an emerging markets portfolio manager with Deutsche Asset Management. He has been a member of the Portfolio's management team since July 2002. Ms. Jones joined Northern Trust in August 2000. From 1996 to 1998, she was a European equity portfolio manager for Courtaulds Pension Fund, and from 1998 to 2000, was a European equity portfolio manager with Julius Baer. She has been a member of the Portfolio's management team since August 2000.

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                                                               NIF SPT EF 11/02
[LOGO OF NORTHERN INSTITUTIONAL FUNDS]

                     50 South LaSalle Street
                     P.O. Box 75986
                     Chicago, Illinois 60675-5986
                     800/637-1380
                     northernfunds.com/institutional